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                          MAINSTAY VP SERIES FUND, INC.

                                 BOND PORTFOLIO
                            CASH MANAGEMENT PORTFOLIO
                             COMMON STOCK PORTFOLIO

                Supplement dated August 7, 2007 ("Supplement") to the Prospectus dated May 1, 2007, as supplemented July 9, 2007 ("Prospectus")

         This Supplement updates certain information contained in the above-dated Prospectus. You may obtain copies of the Prospectus and the Statements of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.


           The "GENERAL INFORMATION -- CUSTODIAN" section of the
     Prospectus is revised to name State Street Bank and Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116, as the Custodian for the Fund's assets. Replace all references to Investors Bank & Trust Company in the Prospectus with State Street Bank and Trust Company.



            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.